Exhibit 99.3

JANEL CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information and accompanying notes reflect the pro forma effects of the following transaction (the “Transaction”). On August 19, 2022, Janel Corporation (the “Company” or “Janel”) acquired 1,108,000 shares (the “Acquired Shares”) of common stock, par value $0.001 per share, of Rubicon Technology, Inc. (“Rubicon”), at a price per share of $20.00, in a cash tender offer made pursuant to the Stock Purchase and Sale Agreement, dated July 1, 2022, between the Company and Rubicon (the “Purchase Agreement”) and on the terms and subject to the conditions provided for in the Offer to Purchase, dated July 13, 2022 (the “Offer to Purchase”) filed as Exhibit (a)(1)(A) to the Schedule TO-T filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 13, 2022 (the “Schedule TO”). Pursuant to the terms of the Purchase Agreement, the Acquired Shares represented 44.99% of Rubicon’s issued and outstanding shares of common stock as of August 3, 2022, as reported in Rubicon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, filed with the SEC on August 12, 2022.

The Company acquired the Acquired Shares on a pro rata basis from all stockholders of Rubicon who had validly tendered and not properly withdrawn shares of Rubicon’s common stock in the Offer as of its expiration at 12:00 Midnight (New York City time) on Friday, August 12, 2022. The Company accepted the Acquired Shares for payment in accordance with the terms of the Offer at a price per share of $20.00, or $22,160,000.00 in the aggregate, paid from (a) the Company’s cash on hand, (b) proceeds of a new bridge loan (the “Bridge Loan”) under the Amended and Restated Loan and Security Agreement dated September 21, 2021, by and among Santander Bank, N.A., Janel Group, Inc., Expedited Logistics and Freight Services, LLC, ELFS Brokerage LLC, the Company and Expedited Logistics and Freight Services, LLC (the “Santander Credit Facility”), (c) other funds available under the Santander Credit Facility, and (d) funds available under Amendment No. 3, dated August 1, 2022, to the First Merchants Credit Agreement (the “First Merchants Facility”) dated February 29, 2016, by and between Indco, Inc., a subsidiary of the Company, and First Merchants Bank.

In accordance with the Purchase Agreement, effective as of August 19, 2022, two designees of the Company became directors of Rubicon, replacing two directors who resigned upon consummation of the Transaction.

The unaudited pro forma balance sheet assumes that the Transaction was completed on June 30, 2022. The unaudited pro forma statements of operations for the fiscal year ended September 30, 2021 and for the nine months ended June 30, 2022 assume the Transaction was completed on October 1, 2020 and reflect the pro forma operating results of Janel for its fiscal year 2021, derived from the Company’s audited financial statements for such period, and for the nine months ended June 30, 2022, derived from the Company’s unaudited financial statements for such period.

The Company prepares its financial statements in accordance with U.S. Generally Accepted Accounting Principles. The unaudited pro forma financial statements were prepared in accordance with the rules and regulations of the SEC and should not be considered indicative of the financial position or results of operations that would have occurred if the Transaction had been completed on the dates indicated, nor are they indicative of the future financial position or results of operations of Janel and Rubicon following completion of the Transaction. The historical consolidated financial information of Janel has been adjusted in the unaudited pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) with respect to the statement of income, expected to have a continuing impact on the combined results.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes thereto. In addition, the unaudited pro forma financial information was based on, and should be read in conjunction with:

•
the separate historical financial statements of Janel as of and for the fiscal year ended September 30, 2021 and the related notes included in Janel’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, filed with the SEC on December 27, 2021, and the historical financial statements for the quarter ended June 30, 2022, including related notes, included in Janel’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 5, 2022; and

•
the separate historical financial statements of Rubicon as of and for the year ended December 31, 2021 and 2020 and the related notes, and the historical financial statements for the three and six months ended June 30, 2022 and 2021, including related notes, which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Form 8-K/A.

Janel Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statements of Operations		Transaction Accounting Adjustments
For the Year Ended September 30, 2021
(in thousands, except share and per share data)	As Reported				Pro Forma
Revenue	$146,419	$-			$146,419
Forwarding expenses and cost of revenues	113,986	-			113,986
Gross profit	32,433	-			32,433
Cost and Expenses:
Selling, general and administrative	27,362	623	4	a	27,985
Amortization of intangible assets	1,120	-			1,120
Total Costs and Expenses	28,482	623			29,105
Income from Operations	3,951	(623)			3,328
Other Items:		-
Interest expense	(589)	(268)	4	b	(857)
Gain on Paycheck Protection Program (PPP) loan forgiveness	2,895	-			2,895
Change in fair value of mandatorily redeemable non-controlling interest	(93)	-			(93)
Fair value adjustment to Rubicon investment (net of dividend)	-	1,274	4	c	1,274
Income Before Income Taxes	6,164	383			6,547
Income tax expense	(961)	42	4	d	(919)
Net Income	5,203	425			5,628
Preferred stock dividends	(766)	-			(766)
Net Income Available to Common Stockholders	$4,437	$425			$4,862

Net Income per share
Basic	$5.54				$6.00
Diluted	$5.26				$5.69
Net Income per share attributable to common stockholders:
Basic	$4.73				$5.18
Diluted	$4.48				$4.91
Weighted average number of shares outstanding:
Basic	938.5				938.5
Diluted	989.5				989.5

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these financial statements.

Janel Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Statements of Operations		Transaction Accounting Adjustments
For the Nine Months Ended June 30, 2022
(in thousands, except share and per share data)	As Reported				Pro Forma
Revenue	$243,149	$-			$243,149
Forwarding expenses and cost of revenues	193,986	-			193,986
Gross profit	49,163	-			49,163
Cost and Expenses:
Selling, general and administrative	39,718	623	4	a	40,341
Amortization of intangible assets	1,485	-			1,485
Total Costs and Expenses	41,203	623			41,826
Income from Operations	7,960	(623)			7,337
Other Items:
Interest (expense)	(847)	(197)	4	b	(1,044)
Fair value adjustment to Rubicon investment (net of dividend)	-	211	4	c	211
Income Before Income Taxes	7,113	(609)			6,504
Income tax expense	(1,994)	55	4	d	(1,939)
Net Income	5,119	(554)			4,565
Preferred stock dividends	(515)	-			(515)
Non-controlling interest dividends	(61)	-			(61)
Net Income Available to Common Stockholders	$4,543	$(554)			$3,989

Net Income per share
Basic	$5.13				$4.58
Diluted	$4.85				$4.00
Net Income per share attributable to common stockholders:
Basic	$4.56				$4.33
Diluted	$4.31				$3.78
Weighted average number of shares outstanding:
Basic	996.9				996.9
Diluted	1,055.0				1,055.0

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these financial statements.

Janel Corporation and Subsidiaries
Unaudited Pro Forma Condensed Consolidated Balance Sheet		Transaction Accounting Adjustments
As of June 30, 2022
(in thousands, except share and per share data)	As Reported				Pro Forma
ASSETS
Current Assets:
Cash	$3,836	$(2,991)	3		$845
Accounts receivable, net of allowance for doubtful accounts	61,984	-			61,984
Inventory, net	4,133	-			4,133
Prepaid expenses and other current assets	3,726	-			3,726
Total current assets	73,679	(2,991)			70,688
Property and Equipment, net	5,103				5,103
Other Assets:					-
Intangible assets, net	22,689	-			22,689
Goodwill	18,598	-			18,598
Operating lease right of use asset	5,505	-			5,505
Security deposits and other long term assets	532	-			532
Investment in Rubicon at fair value	-	10,183	4	e	10,183
Total other assets	47,324	10,183			57,507
Total assets	126,106	7,192			133,298
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Line of credit	$22,920	$3,500	3		$26,420
Accounts payable - trade	47,585	-			47,585
Accrued expenses and other current liabilities	8,276	765	4	f	9,041
Dividends payable	1,673	-			1,673
Current portion of earnout	1,054	-			1,054
Current portion of deferred acquisition payments	192	-			192
Current portion of subordinated promissory note-related party	450	-			450
Current portion of long-term debt	874	-			874
Current portion of operating lease liabilities	1,623	-			1,623
Bridge loan	-	-	3		-
Total current liabilities	84,647	4,265			88,912
Other Liabilities:
Long-term debt	4,017	3,481	3		7,498
Long-term portion of earnout	2,546	-			2,546
Subordinated promissory notes-related party	5,475	-			5,475
Long term portion of deferred acquisition payments	187	-			187
Mandatorily redeemable non-controlling interest	841	-			841
Deferred income taxes	2,114	-			2,114
Long-term operating lease liabilities	4,047	-			4,047
Other liabilities	371	-			371
Total other liabilities	19,598	3,481			23,079
Total liabilities	104,245	7,746			111,991
Stockholders' Equity:
Preferred Stock, $0.001 par value; 100,000 shares authorized
Series B Preferred Stock - 5,700 shares authorized, 0 shares issued and outstanding as of June 30, 2022	-	-			-
Series C Preferred Stock - 30,000 shares authorized and 11,368 shares issued and outstanding at June 30, 2022, liquidation value of $7,357 at June 30, 2022	-	-			-
Common stock, $0.001 par value; 4,500,000 shares authorized, 1,077,718 issued and 1,057,718 outstanding as of June 30, 2022	1	-			1
Paid-in capital	13,461	-			13,461
Common Stock held in treasury, at cost, 20,000 shares	(240)	-			(240)
Accumulated earnings	8,639	(554)			8,085
Total stockholders' equity	21,861	(554)			21,307
Total liabilities and stockholders' equity	$126,106	$7,192			$133,298

See the accompanying notes to the unaudited pro forma condensed consolidated financial statements, which are an integral part of these financial statements.

1. Description of Transaction:

On August 23, 2022, the Company acquired 1,108,000 shares of the common stock, par value $0.001 per share, of Rubicon at a price per share of $20.00, in a cash tender offer made pursuant to the Purchase Agreement. The purchase price for the acquired Rubicon shares was $22,160,000 and was paid from (a) the Company’s cash on hand, (b) proceeds of the Bridge Loan, (c) other funds available under the Santander Credit Facility and (d) funds available under the First Merchants Facility.  On August 12, 2022, Rubicon announced that, in connection with the cash tender offer by Janel Corporation for up to 45% of Rubicon’s issued and outstanding common stock, the Rubicon Board of Directors set August 23, 2022 (the “Record Date”) as the record date for a cash distribution of $11.00 per share of its common stock (the “Distribution”). The Distribution and the Record Date was conditioned upon the consummation of the Transaction on August 19, 2022. Accordingly, the Company received a distribution in the amount of $12,188,000 in cash on August 29, 2022 as a result of its ownership of 1,108,000 shares of Rubicon common stock.

2. Basis of Presentation:

The Company has determined that its investment in Rubicon is subject to the equity method of accounting and the Company has elected the fair value option under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 825-10, Financial Instruments (“ASC 825-10”) to account for the equity method investment. In accordance with ASC 825-10, the Company will present its equity method investment in Rubicon at fair value each reporting period with changes in fair value and dividends received from Rubicon recorded to income from investment in unconsolidated affiliate on the Company’s statements of operations.

The unaudited pro forma financial statements and underlying pro forma adjustments are based upon currently available information and include certain estimates and assumptions made by management; accordingly, actual results could differ materially from the pro forma information. Management believes the assumptions provide a reasonable and reliably determinable basis for presenting the significant effects of the transactions described above. These unaudited pro forma financial statements are provided for illustrative purposes only and may or may not provide an indication of results in the future.

3. Consideration Paid:

As noted in Note (1), the purchase price for the Acquired Shares was $22,160,000.  This consideration was funded by the Company’s cash on hand ($3,179,000), the proceeds of the Bridge Loan ($12,000,000), funds available under the Santander Credit Facility ($3,500,000) and funds available under the First Merchants Facility ($3,481,000). As noted in Note (1), on August 29, 2022, the Company received a cash distribution of $12,188,000 as a result of its ownership of 1,108,000 shares of Rubicon common stock and subsequently repaid the Bridge Loan Distribution on August 30, 2022.

4. Adjustments to Unaudited Pro Forma Condensed Consolidated Income Statements and Balance Sheet:

Adjustments to the unaudited pro forma condensed consolidated income statements for the nine months ended June 30, 2022 and the fiscal year ended September 30, 2021 and unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 were as follows (in thousands):

a.       Selling, general and administrative: Adjustments to Selling, general and administrative are comprised of the following:

	Nine months ended June 30, 2022	Twelve months ended September 30, 2021
Direct cost associated with transaction	$623	$623

b.       Interest expense: Adjustments to interest expense are comprised of the following:

	Nine months ended June 30, 2022	Twelve months ended September 30, 2021
Interest expense incurred on acquisition financing provided by the Santander Credit Facility	$83	$111
Interest expense incurred on the Bridge Loan	8	11
Interest expense incurred on the First Merchants Facility	106	146
	$197	$268

c.        Fair value adjustment to Rubicon investment (net of dividend): Adjustments to Rubicon investment are comprised of the following:

	Nine months ended June 30, 2022	Twelve months ended September 30, 2021
Unrealized loss on Rubicon investment	$(11,977)	$(10,914)
Cash dividend received	$12,188	$12,188
Fair value adjustment to Rubicon investment (net of dividend)	$211	$1,274

d.          Income tax benefit (expense): We have reflected the applicable tax provision on the pro forma adjustments presented in the unaudited pro forma combined income statements based on the estimated respective statutory tax rate in the tax jurisdictions of the adjustments. Adjustments to Income tax benefit (expense) are comprised of the following:

	Nine months ended June 30, 2022	Twelve months ended September 30, 2021
Income tax benefit	$55	$42

Adjustments to the unaudited pro forma condensed consolidated balance sheet as of June 30, 2022 were as follows (in thousands, other than per share data):

e.        Investment in Rubicon at fair value: Represents consideration paid for shares of Rubicon common stock adjusted to the fair value determined using Level 1 input, quoted market price of Rubicon publicly traded common stock as of June 30, 2022 of $9.19 per common share.

As of June 30, 2022
Consideration paid for Rubicon shares	$22,160
Unrealized loss on Rubicon investment	$(11,997)
Investment in Rubicon at fair value	$10,163

f.        Accrued expenses and other current liabilities: Adjustments to Accrued expenses and other current liabilities are comprised of the following:

As of June 30, 2022
Direct cost associated with transaction	$623
Accrued interest expense	$197
Income tax benefit	$(55)
Accrued expenses and other current liabilities	$765